EXHIBIT 32.2



                CERTIFICATION OF CHIEF FINANCIAL OFFICER
                     PURSUANT TO SECTION 906 OF THE
                       SARBANES-OXLEY ACT OF 2002,
                         18 U.S.C. SECTION 1350


In connection with the Quarterly Report of Technology Research Corporation (the "Company") on Form 10-QSB for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott J. Loucks, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






    February 12, 2004         /s/ Scott J. Loucks
    _________________         _____________________________
          Date                Scott J. Loucks
                              Vice President of Finance and
                              Chief Financial Officer





















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